                                  EXHIBIT 21.1

                              List of Subsidiaries

Parent                                Subsidiary
------                                ----------
U.S. Plastic Lumber Corp.             U.S. Plastic Lumber Ltd, a Delaware
                                      corporation

U.S. Plastic Lumber Corp.             Clean Earth, Inc., a Delaware corporation

U.S. Plastic Lumber Corp.             U.S. Plastic Lumber Finance Corporation, a
                                      Delaware corporation

U.S. Plastic Lumber Ltd.              The Eaglebrook Group, Inc., a Delaware
                                      corporation

Clean Earth, Inc.                     Advanced Remediation of Delaware, Inc., a
                                      Delaware corporation

Clean Earth, Inc.                     Allied Waste Services, Inc., a Delaware
                                      corporation

Clean Earth, Inc.                     Barbella Environmental Technology, Inc., a
                                      New Jersey corporation

Clean Earth, Inc.                     Barbella Environmental Technology of New
                                      Jersey, Inc., a Delaware corporation

Clean Earth, Inc.                     Clean Earth of Carteret, Inc.,  a Delaware
                                      corporation

Clean Earth, Inc.                     Carteret Asphalt Corporation, a Delaware
                                      Corporation*

Clean Earth, Inc.                     Clean Earth of New Castle, Inc., a Delaware
                                      corporation

Clean Earth, Inc.                     Clean Earth of Philadelphia, Inc., a
                                      Delaware corporation

Clean Earth, Inc.                     Clean Earth of Maryland, Inc., a Maryland
                                      corporation

Clean Earth, Inc.                     Clean Rock Properties, Ltd., a Maryland
                                      corporation

Clean Earth, Inc.                     Consolidated Technologies, Inc., a
                                      Pennsylvania corporation

Clean Earth, Inc.                     Integrated Technical Services, Inc. a
                                      Delaware corporation

Clean Earth, Inc.                     Clean Earth of North Jersey, Inc., a New
                                      Jersey corporation

U.S. Plastic Lumber Finance           U.S. Plastic Lumber IP Corporation, a
Corporation                           Delaware corporation


* - 80.1% owned.